UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 12, 2008
EMMIS COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)
INDIANA
(State of incorporation or organization)
0-23264
(Commission file number)
35-1542018
(I.R.S. Employer
Identification No.)
ONE EMMIS PLAZA
40 MONUMENT CIRCLE
SUITE 700
INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)
(317) 266-0100
(Registrant’s Telephone Number,
Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	Amendments To Articles Of Incorporation Or Bylaws; Change In Fiscal Year.
     Effective May 12, 2008, the Company’s Board of Directors amended Section 2.11 of our Amended and Restated Code of By-Laws to streamline the shareholder nomination and proposal process by making the date for submitting shareholder nominations and proposals under our Code of By-Laws the same as the date specified by the Securities and Exchange Commission in Rule 14a-8 under the Securities Exchange Act of 1934. The amendment changes the date for submitting shareholder nominations and proposals from 45 days prior to the one year anniversary of the mailing of proxy materials for the prior year’s annual meeting of shareholders to 120 days prior to such one year anniversary. The amendment does not affect shareholder submissions for the annual meeting of shareholders to be held on July 15, 2008, as the 45 day deadline had already passed. A copy of the revised Amended and Restated Code of By-Laws is attached as Exhibit 3.2 to our Form 10-K filed earlier today.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits

EXHIBIT #	DESCRIPTION

Signatures.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMMIS COMMUNICATIONS CORPORATION
Date: May 12, 2008	By:	/s/ J. Scott Enright
J. Scott Enright, Senior Vice President,
Associate General Counsel and Secretary

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